UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

ST. JUDE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-12441	41-1276891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One St. Jude Medical Drive
St. Paul, MN 55117
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (651) 756-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On April 21, 2010, St. Jude Medical, Inc. issued a press release concerning its financial results for the first quarter of 2010.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01        Financial Statements and Exhibits.

(d)  Exhibits:

                   99.1            Press release issued by St. Jude Medical, Inc. on April 21, 2010.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

Date: April 21, 2010	By:	/s/ Pamela S. Krop
Pamela S. Krop Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by St. Jude Medical, Inc. on April 21, 2010.